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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-97072, 33-97074, 33-87940 and 333-07333.










Arthur Andersen, LLP
Boston, Massachusetts
March 28, 1997